UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2009

ZVUE Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Howard Street, Suite 600 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 495-6470

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer or Listing.

On February 24, 2009, the Company received notice of a determination of the NASDAQ Hearing Panel to de-list the Company’s common stock (trading symbol ZVUE) effective at the open of business on Thursday, February 26, 2009.  The reason cited for denying the Company’s request for continued listing was the Company’s failure to hold an annual meeting of stockholders no later than one year after the end of the Company’s fiscal year ended December 31, 2007.  (Marketplace Rules 4350(e) and 4350(g)).  The notice received from NASDAQ noted other areas in which the Company was currently out of compliance with continued listing requirements, such as Marketplace Rule 4310(c)(4) relating to a $1.00 minimum trading price.

The Company does not intend to request a review of the Hearing Review Panel’s de-listing decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZVUE Corporation

Date: March 2, 2009	By:	/s/ Ulysses Curry
Name: Ulysses Curry
Title: Chairman and Interim Chief Executive Officer